United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management

Investment Companies

Investment Company Act File Number 811-07360

Monetta Trust

(exact name of registrant as specified in charter)

1776-A S. Naperville Road

Suite 100

Wheaton, IL 60189-5831

(address of principal executive offices)

Arthur Don Esq.

Greenberg, Traurig LLP

77 W. Wacker Drive, Suite 3100

Chicago, IL 60601

(name and address of agent for service)

Registrant's telephone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management Investment companies to file reports with the Commission not later that 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed the collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1.   Annual Report to Shareholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).

Monetta Family of Mutual Funds No-Load Monetta Fund Monetta Trust Young Investor Fund Mid-Cap Equity Fund Orion/Monetta Intermediate Bond Fund 1-800-MONETTA www.monetta.com

Annual Report December 31, 2009

This Page is Intentionally Left Blank

Dear Fellow Shareholders	January 25, 2010

We are pleased to enclose your annual report for the year ended December 31, 2009.

The stock market finished the year on a high note, as the major stock indices posted eight consecutive positive months since the market bottom in March 2009. For the year 2009, the market, as measured by the S&P 500 Index, was up 26.47%. The fixed income market, as measured by the Barclays Capital Intermediate Gov't/Credit Bond Index, also posted positive gains in 2009, up 5.24%.

Last year's market performance reflected a recovery from an economic crisis that could have resulted in a total market meltdown of the global financial system. Just when it seemed like we were about to experience the next Great Depression, stocks turned around, rallying up more than 60% from their March 2009 lows. The major shifts in the investing landscape included numerous stimulative government/corporate bailout programs that helped stabilize the financial markets, a better than expected increase in corporate earnings and resumed growth in the emerging markets, such as China, India and Brazil.

In spite of the market rally, the S&P 500 Index currently has recovered only about one half of its total bear market loss since its peak in 2007. Negative factors still remain over the market including the high unemployment rate, a housing market that is tentative at best and investor uncertainty over the extent of further government intervention.

2010 Market Outlook

The financial crisis of 2008 is still not completely resolved. We believe that the underlying strength of the financial system is at the core of a further market recovery. Primary challenges include how the government intends to unwind their economic stimulus programs and the direction of interest rates in light of the high level of government indebtedness needed to support its programs.

Using history as a valuation guide, for all 10-year periods since 1927, stocks (as measured by the S&P 500 Index) have averaged a 14.4% annual return. The 1990's was the best decade on record, up on average 18.1% annually. The 2000's decade had the worst record, declining on average 1.0% during the past 10 years. In our opinion, based on historical data, markets generally revert to their mean (or average) and therefore, may indicate a bias toward the upside in the next decade.

We are delighted to report that all of the Monetta Funds performed well and outperformed their respective benchmarks during 2009. Please refer to each fund investment highlight page for details, which are included in this report.

Thank you for being a valued shareholder and providing us with the opportunity to be a part of your long-term investment goals.

Sincerely,

Robert S. Bacarella

President, Founder and Portfolio Manager

Current and future portfolio holdings are subject to risk. Please refer to the following two pages for more important disclosure information.

Past performance is no guarantee of future results.

TABLE OF CONTENTS

Letter To Shareholders	3

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7
Monetta Mid-Cap Equity Fund	8
Orion/Monetta Intermediate Bond Fund	9

Disclosure Of Fund Expenses	10

Schedules of Investments
Monetta Fund	11
Monetta Young Investor Fund	13
Monetta Mid-Cap Equity Fund	14
Orion/Monetta Intermediate Bond Fund	16

Financial Statements
Statements of Assets & Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Notes to Financial Statements	22

Report Of Independent Registered Public Accounting Firm	32
Other Information	33
Directors/Trustees	35

Principal Risks:

Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO’s) which could significantly impact its performance.  Due to the speculative nature of IPO’s, there can be no assurance that IPO participation will continue and that IPO’s will have a positive effect on the fund’s performance.  For the twelve months ended December 31, 2009, the Funds did not participate in IPO’s.

The Monetta Young Investor Fund invests approximately 50% of its net assets in ETF’s (Exchange Traded Funds) and other funds seeking to track the S&P 500 Index. The cost of investing in the shares of ETF's will generally   be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. However, if the Fund invests in other mutual funds that track an index, your cost of investing will generally be higher. For the period ended December 31, 2009, the Young Investor Fund's   other fund investments consisted only of ETF's.  Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by children or teenagers may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While the Funds are no-load, management and other expenses still apply. Please refer to the prospectus for further details.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change.  References are not a recommendation to buy or sell any security.  Fund holdings and compositions are subject to change. MFSI and its affiliate, and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Barclays Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. Since indices are unmanaged, it is not possible to invest in them. Source for performance data is provided by Lipper.

This report must be preceded or accompanied by a Prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC 02/10.

Monetta Fund			Period ended December 31, 2009
Investment Objective:	Market Capitalization:		Total Net Assets:
Capital Appreciation	$48.6 billion		$46.92 million
PERFORMANCE:	Average Annual Total Return
	1 Year	5 Year	10 Year
Monetta Fund	48.73%	4.34%	-0.86%	$9,174
S&P 500 Index*	26.47%	0.42%	-0.95%	$9,123
Total Annual Operating Expenses - Gross** 1.67%
*Source Lipper
**Source Prospectus dated April 30, 2009. For the Fund's current Expense Ratio, please refer to Page 28.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to the disclosures on pages 4 and 5.
Portfolio Composition		Top 5 Equity Holdings:
				% of Net Assets
			Apple, Inc.	4.49%
			Google, Inc. - CL A	3.96%
			Bank of America Corp.	3.34%
			Las Vegas Sands Corp.	2.96%
			Sirius Satellite Radio, Inc.	2.56%
			Total Top 5 Equity Holdings	17.31%

(A) Net of other assets and liabilities.
Commentary

The Monetta Fund performed well last year, returning 48.73% for the year ended December 31, 2009. For the same period, the Fund's benchmark S&P 500 Index rose 26.47%, reflecting a recovery from a possible collapse of the financial system that could have led the economy into another Great Depression.

The Fund's overall strong performance relative to the market was primarily due to our strategy of consolidating the Fund's holdings into higher quality growth companies that historically tend to lead market advances. The Fund's best performing sectors included Technology, Energy, Finance and Gaming. Top performing stocks included Google, Inc., Apple, Inc., Petroleo Brasileiro S.A., Bank of America and Las Vegas Sands Corp., which represented 3.96%, 4.49%, 2.13%, 3.34% and 2.96%, respectively, of the year end total net assets.

We were also very aggressive in minimizing Fund losses by eliminating those positions that failed to meet earnings expectations and/or broke down technically, relative to their industry group. Securities sold for these reasons included Dryships, Inc., Continental Airlines, Inc. and Metro PCS Communications, Inc.

As year end approached, we began to gradually increase exposure to early stage, economically sensitive industries, such as Agriculture, Transportation and Semi-Conductor sectors. We initiated positions in Monsanto Co., a major agricultural seed manufacturing company, Ford Motor Co., a leading automobile manufacturer and Broadcom Corp., a semiconductor designer and manufacturer, representing 2.44%, 2.45% and 1.01%, respectively, of the year end total net assets.

We believe that if economic conditions continue to improve into 2010, high-quality growth companies, with strong balance sheets, should continue to perform well. We remain committed to maintaining an over-weight position in these types of companies that we believe offer an above average, long-term appreciation potential.

Monetta Young Investor Fund			Period ended December 31, 2009
Investment Objective:	Market Capitalization:		Total Net Assets:
Capital Appreciation	$48.8 billion		$1.35 million
PERFORMANCE:	Average Annual Total Return			$11,496
			Since Inception 12/12/2006
	1 Year	3Year		$8,491
Young Investor Fund	49.80%	4.87%	4.67%
S&P 500 Index*	26.47%	-5.62%	-5.36%
Net Annual Operating Expenses - Net ** 1.04%
Total Annual Operating Expenses - Gross** 10.06%
* Source Lipper

**Source Prospectus dated April 30, 2009. The Advisor is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at 1.00% through December 31, 2012. For the Fund's current Expense Ratio, please refer to Page 29.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized unmanaged index of common stock prices. Please refer to the disclosures on pages 4 and 5.
Portfolio Composition			Top 5 Equity Holdings:
				% of Net Assets
			The Walt Disney Co.	3.58%
			Apple, Inc.	3.12%
			Google, Inc. - CL A	2.75%
			McDonald's Corp.	2.31%
			Bank of America Corp.	2.23%
			Total Top 5 Equity Holdings	13.99%

(A) Net of other assets and liabilities.
Commentary

The Monetta Young Investor Fund performed strongly, earning a 49.80% return for the year ended December 31, 2009. This performance exceeded the return of its benchmark index, the S&P 500 Index, which was up 26.47% for the same period. Since the Fund's inception on December 12, 2006, the Fund's average annual return is 4.67% versus a decline of 5.36% in the S&P 500 Index for the same period.

The Fund's positive relative performance is primarily due to its core-plus investment approach. Approximately one half of the Fund's assets are invested to track the performance of the S&P 500 Index, through the use of low cost Exchange Traded Funds (ETF's), with the remainder of the Fund's assets invested in well established, high quality growth companies that are recognized by most investors. The best performing stocks last year included Apple, Inc., Google, Inc., Walt Disney Co. and Amazon.com, Inc., representing 3.12%, 2.75%, 3.58% and 1.99%, respectively, of the year end total net assets.

The Fund also benefitted from short-term trading opportunities. We use a proprietary analytical/technical model that identifies a sector/industry, or individual securities, that appear oversold. We typically allocate up to 5% of the Fund's net asset value to take advantage of these trading opportunities. During 2009, short-term trading gains were realized in D.H. Horton, Inc., Citigroup, Inc. and Delta Airlines, Inc.  None of these securities were held at year end.

Among the weakest performing securities last year were Johnson & Johnson, Inc., and Mattel, Inc., as concerns surrounding the impact of healthcare reform and a slow down in consumer spending impacted these holdings. The proceeds from these security sales were reinvested in companies we believe will perform well in a slower growth environment.

We believe the U.S. and global economies are recovering, but that growth rates may be slower than what we have experienced over the past decade. In this type of environment, higher quality, growth businesses have historically performed better. Therefore, the Young Investor Fund, which we believe is well-positioned in high quality growth companies, has the potential to perform well in this type of environment.

Monetta Mid-Cap Equity Fund				Period ended December 31, 2009
Investment Objective:	Market Capitalization:			Total Net Assets:
Capital Appreciation	$17.2 billion			$3.45 million
PERFORMANCE:	Average Annual Total Return			$18,524
	1 Year	5 Year	10 Year
Mid-Cap Equity Fund	51.81%	1.13%	-5.61%
S&P 400 Mid-Cap Index*	37.38%	-1.83%	6.36%	$5,612
Total Annual Operating Expenses - Gross** 2.81%
*Source Lipper
**Source Prospectus dated April 30, 2009. For the Fund's current Expense Ratio, please refer to Page 30.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Please refer to the disclosures on pages 4 and 5.
Portfolio Composition			Top 5 Equity Holdings:
				% of Net Assets
			Baidu, Inc. - SP ADR	4.06%
			NII Holdings, Inc.	3.90%
			MercadoLibre, Inc.	3.76%
			Apple, Inc.	3.67%
			National-Oilwell Varco, Inc.	3.58%
			Total Top 5 Equity Holdings	18.97%

(A) Net of other assets and liabilities.
Commentary

The closing bell, on December 31, 2009, marked the end of a year that was a breath of fresh air when compared to 2008. Equities recovered from March 2009 lows, as the economy showed signs of improvement. The Monetta Mid-Cap Equity Fund took advantage of the improving economy and gained 51.81% for the year ended December 31, 2009. This solidly beat its benchmark by 14.43%, as the S&P Mid-Cap 400 Index finished up 37.38% for the same period.

While the overall market improved, it was our holdings in the Technology and Financial sectors that drove the Fund to its positive relative performance. Specifically, investments in companies such as Baidu, Inc., Apple, Inc., Fifth Third Bancorp and Ctrip.com Int'l, Ltd. helped drive our fiscal year results. These stocks represented 4.06%, 3.67%, 2.26% and 3.13%, respectively, of the year end total net assets. In addition, we were quick to divest of stocks that showed signs of weakness during the year, such as Diana Shipping, Inc., Energy Conversion Devices, Inc. and Sprint Nextel Corp.

For the near term, we believe that the sectors that drove performance during 2009 (Technology and Finance) will continue to be market leaders as the economy slowly improves. As of December 31, 2009, approximately 20.91% and 14.55% of the Fund's total net assets were invested in the Internet related and Financial sectors, respectively. As the current administration's healthcare reform plan has slowly come into focus over the past several months, we have started to increase our exposure to this sector (5.61% of the Fund's total net assets as of December 31, 2009). We anticipate that this trend will continue, as the full healthcare plan comes into focus. In addition, we have started to look more closely at investments in the Consumer Discretionary sector.

In our opinion, while there has been improvement in the overall economy during 2009, there is still a long way to go. We believe the portfolio is well positioned to benefit from a continued economic recovery.

Orion/Monetta Intermediate Bond Fund				Period ended December 31, 2009
Investment Objective:	30-Day SEC Yield:		Average Maturity:	Total Net Assets:
Income	2.71%		4.4 Years	$10.93 million
PERFORMANCE:	Average Annual Total Return			$17,783
	1 Year	5 Year	10 Year	$16,224
Orion/Monetta Intermediate Bond Fund	13.78%	4.36%	4.96%
Barclays Capital Intermediate Government/Credit Index*	5.24%	4.66%	5.93%
Total Annual Operating Expenses - Gross** 1.79%
*Source Lipper
**Source Prospectus dated April 30, 2009. For the Fund's current Expense Ratio, please refer to Page 31.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

Prior to July 1, 2001, total returns are net of a portion or all of the advisory fees waived by the Adviser.  Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Orion/Monetta Intermediate Bond Fund to the Barclays Capital Intermediate Gov’t/Credit Bond Index.

The Barclays Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. S&P and Moody’s are bond rating services that evaluate the likelihood a debt issuer will be able to meet scheduled interest and principal repayments. Typically, AAA is the highest rating and D is the lowest. Please refer to the disclosures on pages 4 and 5.

Portfolio Composition			Maturity Profile:
				% of Net Assets
			1 Year or Less	25.33%
			1-3 Years	15.62%
			3-6 Years	26.97%
			6-10 Years	32.06%
			Over 10 Years	0.02%
			Total	100.00%

(A) Net of other assets and liabilities.
Commentary

We are pleased to report that the Orion/Monetta Intermediate Bond Fund performed well last year, earning an impressive 13.78% return for the year ended December 31, 2009. The Fund significantly outperformed its benchmark index, the Barclays Capital Intermediate Gov't/Credit Bond Index, which finished with a 5.24% return for the same period.

The Fund's positive performance variance to its benchmark index was due primarily to its underweighting in the Treasury sector and overweighting in high-quality corporate issues, with timely purchases in the Financial sector. Specifically enhancing performance was the purchase of Hartford Life Insurance, 5.50%, due 5-15-17 and Caterpillar Financial Services Corp., 7.15%, due 2-15-19, that appreciated 57.86% and 21.78%, respectively, from cost. At December 31, 2009, these securities represented 3.09% and 2.44%, respectively, of the year end total net assets.

During the year, we increased the Fund's weighting in investment grade Corporate Bonds from 54.2% to 81.6% while reducing exposure to both the Treasury and Municipal bond sectors. Over the current fiscal year ended December 31, 2009, the Fund's average coupon rate increased from 5.50% to 5.61% while the average duration (maturity) was shortened to 4.15 from 4.70 years.

Clearly, the theme for 2009 was the search for higher yields as fixed income investors flocked toward the speculative, below investment grade credit sector. We believe that in 2010, investment returns may be more research driven as there is less room for spreads tightening. Also, it appears that the current steep yield curve is partly due to the Federal Reserve Funds rate at or near zero percent, which is keeping short-term rates artificially low. Therefore, we believe there is more relative value in the intermediate term bond sector and, specifically, in high quality coupon issues that tend to outperform during periods of high government debt, increasing inflationary concerns and an improving economic environment.

We believe the Fund is strategically positioned to take advantage of this environment, especially with our credit intensive investment approach and emphasis on high quality investment securities.

Disclosure of Fund Expenses	December 31, 2009

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2009 - December 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/09	ENDING ACCOUNT VALUE 12/31/09	EXPENSES PAID DURING PERIOD* 7/1/09-12/31/09	ANNUALIZED EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000	$1,293.72	$10.04	1.87%
Young Investor Fund	1,000	1,409.87	5.66	0.98%(a)
Mid-Cap Equity Fund	1,000	1,333.98	21.59	3.82%
Orion/Monetta Intermediate Bond Fund	1,000	1,063.32	10.59	2.06%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000	$1,015.79	$9.37	1.87%
Young Investor Fund	1,000	1,020.28	4.93	0.98%(a)
Mid-Cap Equity Fund	1,000	1,005.92	19.13	3.82%
Orion/Monetta Intermediate Bond Fund	1,000	1,014.76	10.38	2.06%

*

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).

(a)

The Adviser is contractually committed to waive fees and/or reimburse expenses for the Young Investor Fund to the extent necessary to cap the annualized expense ratio at 1.00% through December 31, 2012.

Schedule of Investments	December 31, 2009
Monetta Fund
COMMON STOCKS – 97.9% NUMBER OF SHARES	VALUE
Airlines – 2.2%
*66,000 AMR Corp	$ 510,180
*30,000 Continental Airlines, Inc. - CL B	537,600
1,047,780
Auto Manufacturers - 2.4%
*115,000 Ford Motor Co.	1,150,000

Banks - 5.4%
104,000 Bank of America Corp.	1,566,240
8,000 PNC Financial Services Group, Inc.	422,320
27,000 SunTrust Banks, Inc.	547,830
2,536,390
Biotechnology - 2.3%
*15,000 Amgen, Inc.	848,550
*20,500 Origin Agritech Ltd.	241,285
1,089,835
Chemicals - 3.3%
14,000 Monsanto Co.	1,144,500
4,000 Potash Corp. of Saskatchewan, Inc.	434,000
1,578,500
Coal - 1.1%
12,000 Peabody Energy Corp.	542,520

Commercial Services - 3.0%
22,000 Aegean Marine Petroleum Network, Inc.	604,560
9,000 Visa, Inc. - CL A	787,140
1,391,700
Computers - 8.0%
*10,000 Apple, Inc.	2,108,600
*12,000 Cognizant Technology Solutions Corp. - CL A	543,600
*7,500 Research in Motion Ltd.	506,550
*20,000 SanDisk Corp.	579,800
3,738,550
Diversified Financial Services - 5.9%
10,000 American Express Co.	405,200
130,000 Citigroup, Inc.	430,300
65,000 Genworth Financial, Inc. - CL A	737,750
*4,600 IntercontinentalExchange, Inc.	516,580
*12,500 T. Rowe Price Group, Inc.	665,625
2,755,455
Electrical Component & Equipment - 0.8%
22,000 Sterlite Industries (India) Ltd. - ADR	400,840

Energy-Alternate Sources - 1.5%
*50,000 JA Solar Holdings Co., Ltd. - ADR (b)	285,000
*25,000 Suntech Power Holdings Co., Ltd. - SP ADR (b)	415,750
700,750
Engineering & Construction - 2.4%
12,000 ABB Ltd. - SP ADR (b)	229,200
*30,000 Foster Wheeler Ltd.	883,200
1,112,400
Healthcare-Services - 2.7%
11,000 Aetna, Inc.	348,700
30,000 UnitedHealth Group, Inc.	914,400
1,263,100
Home Builders - 1.2%
50,000 D.R. Horton, Inc.	543,500

Insurance - 2.1%
*4 Berkshire Hathaway, Inc. - CL A	396,800
12,000 Prudential Financial, Inc.	597,120
993,920
Internet - 8.1%
*30,000 eBay, Inc.	706,200
*6,000 Equinix, Inc.	636,900
*3,000 Google, Inc. - CL A	1,859,940
*35,000 Yahoo! Inc.	587,300
3,790,340
Iron/Steel - 3.0%
15,000 Cliffs Natural Resources, Inc.	691,350
15,000 Nucor Corp.	699,750
1,391,100
Lodging - 3.0%
*93,000 Las Vegas Sands Corp.	1,389,420

Schedule of Investments	December 31, 2009
Monetta Fund (Cont’d)
NUMBER OF SHARES	VALUE
Machinery-Construction & Mining - 1.0%
9,000 Joy Global, Inc.	$464,310
Media - 2.6%
*2,000,000 Sirius Satellite Radio, Inc.	1,200,000

Mining - 2.5%
32,000 Alcoa, Inc.	515,840
8,000 Freeport-McMoran Copper & Gold, Inc. - CL B	642,320
1,158,160
Oil & Gas - 10.6%
40,000 Chesapeake Energy Corp.	1,035,200
21,000 Petroleo Brasileiro S.A. - SP ADR (b)	1,001,280
*19,000 Southwestern Energy Co.	915,800
20,000 Suncor Energy, Inc.	706,200
*10,000 Transocean Ltd.	828,000
*10,000 Ultra Petroleum Corp.	498,600
4,985,080
Oil & Gas Services - 1.4%
10,000 Schlumberger Ltd.	650,900

Pharmaceuticals - 5.4%
*30,000 Amylin Pharmaceuticals, Inc.	425,700
*6,000 Express Scripts, Inc.	518,700
*15,000 Gilead Sciences, Inc.	649,200
*15,000 Medco Health Solutions, Inc.	958,650
2,552,250
Retail - 1.0%
*20,000 Starbucks Corp.	461,200

Semiconductors - 6.5%
*15,000 Broadcom Corp. - CL A	471,750
25,000 Intel Corp.	510,000
20,000 KLA-Tencor Corp.	723,200
*20,000 Marvell Technology Group Ltd.	415,000
*25,000 Micron Technology, Inc.	264,000
*35,000 NVIDIA Corp.	653,800
3,037,750
Software - 1.3%
20,000 Microsoft Corp.	609,800

Telecommunications - 6.6%
13,000 America Movil S.A. de C.V. - ADR Series L (b)	610,740
*35,000 Cisco Systems, Inc.	837,900
*20,000 Juniper Networks, Inc.	533,400
*20,000 NII Holdings, Inc.	671,600
10,000 Qualcomm, Inc.	462,600
3,116,240
Transportation - 0.6%
5,000 C.H. Robinson Worldwide, Inc.	293,650

Total Common Stocks	45,945,440
(Cost $40,464,254) (a)

MUTUAL FUNDS - 2.2%
NUMBER OF SHARES
1,006,964 Fidelity Money Market Portfolio - Class Select	1,006,964

Total Mutual Funds	1,006,964
(Cost $1,006,964)

Total Investments - 100.1%	46,952,404
(Cost $41,471,218) (a)

Other Net Assets Less Liabilities - (0.1%)	(29,520)

Net Assets - 100%	$46,922,884

(a) Cost for tax purposes is $41,550,888; the aggregate gross unrealized appreciation for tax purposes is $7,029,960 and aggregate gross unrealized depreciation for tax purposes is $1,628,444, resulting in net unrealized appreciation for tax purposes of $5,401,516. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

(b) American Depository Receipt (ADR).

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2009
Monetta Young Investor Fund
COMMON STOCKS – 48.9%	VALUE
NUMBER OF SHARES
Airlines - 1.3%
*1,000 Continental Airlines, Inc. - CL B	$ 17,920
Apparel - 1.5%
300 Nike, Inc. - CL B	19,821
Auto Manufacturers - 2.2%
*3,000 Ford Motor Co.	30,000
Banks - 2.2%
2,000 Bank of America Corp.	30,120
Beverages - 0.8%
185 The Coca-Cola Co.	10,545
Commercial Services - 2.7%
75 MasterCard, Inc. - CL A	19,198
200 Visa, Inc. - CL A	17,492
36,690
Computers - 3.1%
*200 Apple, Inc.	42,172
Cosmetics/Personal Care - 1.8%
400 Proctor & Gamble Co.	24,252
Diversified Financial Services - 1.6%
400 T. Rowe Price Group, Inc.	21,300
Food - 0.8%
400 Kraft Foods, Inc. - CL A	10,872
Internet - 7.5%
*200 Amazon.com, Inc.	26,904
*1,000 eBay, Inc.	23,540
*60 Google, Inc. - CL A	37,199
*800 Yahoo! Inc.	13,424
101,067
Machinery-Construction & Mining - 1.3%
300 Caterpillar, Inc.	17,097
Media - 5.1%
*35,000 Sirius Satellite Radio, Inc.	21,000
1,500 The Walt Disney Co.	48,375
69,375
Retail-13.9%
*200 Chipotle Mexican Grill, Inc. - CL A	17,632
700 Home Depot, Inc.	20,251
*500 Kohl's Corp.	26,965
500 McDonald's Corp.	31,220
*1,000 Starbucks Corp.	23,060
500 Target Corp.	24,185
500 Wal-Mart Stores, Inc.	26,725
500 Yum! Brands, Inc.	17,485
187,523
Toys/Games/Hobbies - 1.9%
800 Hasbro, Inc.	25,648
Transportation - 1.2%
200 FedEx Corp.	16,690

Total Common Stocks	661,092
(Cost $556,028) (a)

EXCHANGE TRADED FUNDS - 47.1% NUMBER OF SHARES
1,250 iShares S&P 100 Index Fund	64,312
1,480 iShares S&P 500 Index Fund	165,183
1,000 iShares S&P 500 Growth Index Fund	57,990
1,500 SPDR Trust Series 1	167,160
1,000 Vanguard Growth ETF	53,060
1,250 Vanguard Large-Cap ETF	63,338
1,370 Vanguard Value ETF	65,417

Total Exchange Traded Funds	636,460
(Cost $630,220) (a)

MUTUAL FUNDS - 6.8% NUMBER OF SHARES
35,032 AIM Liquid Assets Portfolio - Institutional Class	35,032
57,075 Fidelity Money Market Portfolio - Class Select	57,075
Total Mutual Funds	92,107
(Cost $92,107) (a)

Total Investments - 102.8%	1,389,659
(Cost $1,278,355) (a)

Other Net Assets Less Liabilities - (2.8%)	(38,402)

Net Assets - 100%	$ 1,351,257

(a) Cost for book and tax purposes is $1,278,355; the aggregate gross unrealized appreciation is $162,030 and aggregate gross unrealized depreciation is $50,726, resulting in net unrealized appreciation of $111,304.

(b) American Depository Receipt (ADR).
* Non-income producing security.
The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2009
Monetta Mid-Cap Equity Fund
COMMON STOCKS – 89.6%	VALUE
NUMBER OF SHARES
Airlines - 2.5%
*11,000 AMR Corp.	$ 85,030

Banks - 4.4%
5,000 Bank of America Corp.	75,300
8,000 Fifth Third Bancorp	78,000
153,300
Biotechnology - 1.3%
*1,500 Human Genome Sciences, Inc.	45,900

Commercial Services - 1.6%
2,000 Aegean Marine Petroleum Network, Inc.	54,960

Computers - 8.6%
*600 Apple, Inc.	126,516
*2,400 Cognizant Technology Solutions Corp. - CL A	108,720
*2,000 Teradata Corp.	62,860
298,096
Diversified Financial Services - 5.7%
*5,000 Genworth Financial, Inc. - CL A	56,750
*400 Intercontinental Exchange, Inc.	44,920
3,200 Legg Mason, Inc.	96,512
198,182
Energy-Alternate Sources - 1.9%
*4,000 Suntech Power Holdings Co., Ltd. - SP ADR (b)	66,520

Engineering & Construction - 1.7%
*2,000 Foster Wheeler Ltd.	58,880

Environmental Control - 2.4%
3,200 Nalco Holding Co.	81,632

Healthcare-Products - 3.1%
*350 Intuitive Surgical, Inc.	106,162

Insurance - 4.3%
2,500 Assured Guaranty Ltd.	54,400
4,100 The Hartford Financial Services Group, Inc.	95,366
149,766
Internet - 20.9%
*2,500 Akamai Technologies, Inc.	63,325
*340 Baidu, Inc. - SP ADR (b)	139,818
1,500 Ctrip.com Int'l, Ltd. - ADR (b)	107,790
*900 Equinix, Inc.	95,535
*1,100 F5 Networks, Inc.	58,278
*2,500 MercadoLibre, Inc.	129,675
*1,100 Netflix, Inc.	60,654
*300 Priceline.com, Inc.	65,550
720,625
Iron/Steel - 1.9%
1,400 Cliffs Natural Resources, Inc.	64,526

Lodging - 2.2%
*5,000 Las Vegas Sands Corp.	74,700

Machinery-Construction & Mining - 3.0%
2,000 Joy Global, Inc.	103,180

Machinery- Diversified - 2.5%
900 Flowserve Corp.	85,077

Media - 2.3%
*130,000 Sirius Satellite Radio, Inc.	78,000

Oil & Gas - 2.1%
*1,500 Southwestern Energy Co.	72,300

Oil & Gas Services - 3.6%
2,800 National-Oilwell Varco, Inc.	123,452
Pharmaceuticals - 1.2%
*2,200 BioMarin Pharmaceutical, Inc.	41,382

Semiconductors - 2.2%
*4,000 NVIDIA Corp.	74,720

Software - 6.3%
*1,500 Salesforce.com, Inc.	110,655
*2,500 VMWare, Inc.	105,950
216,605
Telecommunications - 3.9%
*4,000 NII Holdings, Inc.	134,320

Schedule of Investments	December 31, 2009
Monetta Mid-Cap Equity Fund (Cont’d)
NUMBER OF SHARES	VALUE

Total Common Stocks	$ 3,087,315
(Cost $2,295,500) (a)

EXCHANGE TRADED FUNDS - 6.8% NUMBER OF SHARES
7,000 Financial Select Sector SPDR Fund	100,730
1,000 Mid Cap SPDR Trust Series	131,760

Total Exchange Traded Funds	232,490
(Cost $197,288) (a)

MUTUAL FUNDS - 3.1%
NUMBER OF SHARES
108,391 Fidelity Money Market Portfolio - Class Select	108,391

Total Mutual Funds	108,391
(Cost $108,391) (a)

Total Investments - 99.5%	3,428,196
(Cost $2,601,179) (a)

Other Net Assets Less Liabilities - 0.5%	17,654

Net Assets - 100%	$ 3,445,850

(a) Cost for book and tax purposes is $2,601,179; the aggregate gross unrealized appreciation is $841,452 and aggregate gross unrealized depreciation is $14,435 resulting in net unrealized appreciation of $827,017.

(b) American Depository Receipt (ADR).

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2009
Orion/Monetta Intermediate Bond Fund
CORPORATE BONDS – 81.6%
PRINCIPAL AMOUNT	MATURITY DATE	VALUE
Auto - 0.2%
25,000 Daimler Finance NA LLC 5.900%	08/15/11	$25,532

Banks – 12.3%
742,000 Bank of America Corp. 10.200%	07/15/15	865,547
240,000 Goldman Sachs Group, Inc. 5.625%	01/15/17	245,479
138,000 Suntrust Bank 6.375%	04/01/11	143,479
86,000 Unionbancal Corp. 5.250%	12/16/13	88,427
		1,342,932
Beverages-Non-Alcoholic - 2.0%
200,000 The Coca-Cola Co. 5.350%	11/15/17	215,792

Chemicals - 3.9%
100,000 The Dow Chemical Co. 7.200%	06/15/14	100,906
300,000 E.I. Dupont de Nemours 5.750%	03/15/19	322,226
		423,132
Cosmetics & Toiletries - 1.0%
100,000 The Procter & Gamble Co. 4.850%	12/15/15	109,105

Diversified Financial Services - 2.8%
306,000 Morgan Stanley 4.750%	04/01/14	308,051

Electric - 2.4%
100,000 Pepco Holdings, Inc. 6.450%	08/15/12	107,392
155,000 Southern Co. 4.150%	05/15/14	159,552
		266,944
Energy - 1.8%
100,000 Chesapeake Energy Corp. 6.625%	01/15/16	99,500
100,000 Chesapeake Energy Corp. 7.250%	12/15/18	101,250
		200,750
Finance - 15.0%
250,000 American Express 7.000%	03/19/18	275,753
230,000 Caterpillar Financial Services Corp. 7.150%	02/15/19	266,425
200,000 Credit Suisse FB USA, Inc. 5.125%	08/15/15	212,904
100,000 Deutsche Bank Financial LLC 5.375%	03/02/15	104,419
400,000 General Electric Capital Corp. 5.650%	06/09/14	427,511
100,000 John Deere Capital Corp. 4.000%	03/15/11	102,665
236,000 The Western Union Co. 5.930%	10/01/16	254,933
		1,644,610
Food/Beverages - 1.0%
100,000 Diageo Finance BV 5.300%	10/28/15	108,029

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2009
Orion/Monetta Intermediate Bond Fund (Cont’d)
	MATURITY DATE	VALUE
CORPORATE BONDS - 81.6% (Cont’d)
PRINCIPAL AMOUNT
Insurance - 21.4%
300,000 AFLAC, Inc. 8.500%	05/15/19	$ 346,171
200,000 American Int'l Group 4.250%	05/15/13	184,882
72,000 GE Global Insurance Holdings 7.500%	06/15/10	73,885
350,000 Hartford Life Insurance 5.500%	05/15/17	337,724
100,000 Lincoln Nat'l Corp. 8.750%	07/01/19	114,450
100,000 Metlife, Inc. 7.717%	02/15/19	117,712
194,000 Protective Life 5.600%	01/15/18	176,485
200,000 Protective Life Corp. 7.375%	10/15/19	200,777
300,000 Protective Life Secured Trusts 5.450%	09/28/12	320,626
200,000 Prudential Financial, Inc. 6.100%	06/15/17	207,331
135,000 Torchmark Corp. 9.250%	06/15/09	152,533
100,000 UnitedHealth Group, Inc. 6.000%	02/15/18	103,460
		2,336,036
Medical - 0.9%
100,000 Wellpoint, Inc. 5.875%	06/15/17	103,180

Containers Paper/Plastic - 2.0%
225,000 Solo Cup Co. 8.250%	02/15/14	221,063

Mortgage/Asset Backed - 0.1%
1,781 Bear Stearns Commercial Mortgage Securities, Inc. 6.440%	06/16/30	1,780

Oil - 1.9%
100,000 Chevron Corp. 3.450%	03/03/12	103,986
100,000 Conocophillips 4.750%	10/15/12	107,224
		211,210
Pharmaceuticals - 3.9%
100,000 Eli Lilly & Co. 3.550%	03/06/12	104,123
100,000 Novartis Capital Corp. 4.125%	02/10/14	105,217
100,000 Pfizer, Inc. 4.450%	03/15/12	105,820
100,000 Pfizer, Inc. 6.200%	03/15/19	111,360
		426,520
Reinsurance - 1.0%
100,000 Berkshire Hathaway Finance Corp. 4.600%	05/15/13	105,692

Retail - 0.7%
75,000 Target Corp. 6.000%	01/15/18	82,910

Telephone - 5.0%
100,000 AT&T Corp. 7.300%	11/15/11	110,155
175,000 Deutsche Telekom Int'l Finance 8.500%	06/15/10	180,870
135,000 France Telecom 7.750%	03/01/11	144,729
100,000 Verizon Florida LLC 6.125%	01/15/13	106,826
		542,580
Tobacco - 2.3%
200,000 Altria Group, Inc. 9.700%	11/10/18	247,620

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2009
Orion/Monetta Intermediate Bond Fund (Cont’d)
	MATURITY DATE	VALUE
Total Corporate Bonds		$ 8,923,468
(Cost $8,342,069) (a)

U.S. GOVERNMENT AGENCIES - 4.5% PRINCIPAL AMOUNT
250,000 Federal Home Loan Bank 1.750%	12/14/12	248,906
250,000 Federal Farm Credit Bank 2.400%	12/04/13	246,279

Total U.S. Government Agencies (Cost $500,665) (a)		495,185

EXCHANGE TRADED FUNDS - 0.5% NUMBER OF SHARES
1,000 ProShares UltraShort Lehman		53,940

Total Exchange Traded Funds (Cost $56,160) (a)		53,940

MUNICIPAL BONDS - 1.6% PRINCIPAL AMOUNT
170,000 New York State Housing Finance Agency Revenue 4.35%	11/01/10	170,291
Total Municipal Bonds (Cost $169,575) (a)		170,291

MUTUAL FUNDS - 9.8% NUMBER OF SHARES
494,045 AIM Liquid Assets Portfolio - Institutional Class		494,045
72,621 AIM Short Term Prime - Portfolio - Institutional Class		72,621
497,660 Fidelity Money Market Portfolio - Class Select		497,660

Total Mutual Funds (Cost $1,064,326) (a)		1,064,326

Total Investments - 98.0% (Cost $10,132,795) (a)		10,707,210

Other Net Assets Less Liabilities - 2.0%		223,086

Net Assets - 100%		$10,930,296

(a) Cost for book and tax purposes is $10,132,795; the aggregate gross unrealized appreciation is $621,572 and aggregate gross unrealized depreciation is $47,157, resulting in net unrealized appreciation of $574,415.

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Statements Of Assets And Liabilities (In Thousands, Except Per Share)		December 31, 2009
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Assets:
Investments at market value, (cost: $41,471; $1,279; $2,601; $10,133)
	$46,952	$1,390	$3,428	$10,707
Cash	0	5	0	104
Receivables:
Interest and dividends	15	2	1	147
Investments sold	838	17	54	0
Fund shares sold	0	0	0	0
Other assets	14	24	12	12
Total Assets	47,819	1,438	3,495	10,970
Liabilities:
Payables:
Bank overdraft	94	0	25	0
Investment advisory fees (Note 2)	37	1	2	3
Distribution and service charges payable	0	(a)	1	3
Investments purchased	678	71	0	12
Income distribution payable	0	0	0	0
Accrued expenses	87	15	21	22
Total Liabilities	896	87	49	40
Net Assets	46,923	1,351	3,446	10,930

Analysis of net assets:
Paid in capital (b)	51,048	1,224	4,933	10,646
Accumulated undistributed net investment income (loss)	0	(a)	0	(a)
Accumulated undistributed net realized gain (loss)	(9,606)	16	(2,314)	(290)
Net unrealized appreciation on investments	5,481	111	827	574
Net Assets	$46,923	$1,351	$3,446	$10,930

Shares of capital stock	3,651
Shares of beneficial interest issued outstanding		124	448	1,058
Net asset value, offering price and redemption price per share	$12.85	$10.89	$7.53	$10.33

(a) Rounds to less than $1,000.

(b) Monetta Fund - $37 of $.01 par value and $51,011 of additional paid in capital, 100 million shares authorized. Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

Statements Of Operations (In Thousands)		For The Year Ended December 31, 2009
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Investment income and expenses:
Investment income:
Interest	$11	$(a)	$1	$402
Dividend	308	13	19	16
Total investment Income	319	13	20	418

Expenses:
Investment advisory fee (Note 2)	374	5	21	25
Distribution expense (Note 6)	0	2	7	18
Accounting expense	30	4	10	12
Admin/Compliance expense	30	4	10	12
Custodial fees and bank cash management fee	14	4	3	3
State registration	23	16	16	17
Transfer and shareholder servicing agent fee	140	24	20	22
Audit/Tax	39	10	12	13
Legal	42	1	3	20
Printing	20	1	2	2
Other	29	2	4	9
Total expenses	741	73	108	153
Expenses waived/reimbursed	0	(64)	0	0
Fees paid indirectly (Note 7)	(5)	(1)	(2)	(5)
Expenses net of waived/reimbursed expenses and fees paid indirectly	736	8	106	148
Net investment income (loss)	(417)	5	(86)	270
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on investments: Proceeds from sales	70,129	935	5,253	4,761
Cost of securities sold	69,863	876	5,092	5,077
Net realized gain (loss) on investments	266	59	161	(316)
Gains from class action lawsuits	68	2	14	26
Total net realized gain (loss) on investments	334	61	175	(290)
Net unrealized appreciation (depreciation) on investments:
Beginning of year	(10,378)	(179)	(290)	(430)
End of year	5,481	111	827	574
Net change in net unrealized appreciation (depreciation) on investments during the year	15,859	290	1,117	1,004
Net realized and unrealized gain on investments	16,193	351	1,292	714
Net increase in net assets from operations	$15,776	$356	$1,206	$984

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements Of Changes In Net Assets (In Thousands)			For The Year Ended December 31,
Monetta Fund			Young Investor Fund		Mid-Cap Equity Fund		Orion/Monetta Intermediate Bond Fund
	2009	2008	2009	2008	2009	2008	2009	2008
From investment activities:

Operations:
Net investment income (loss)	$(417)	$(313)	$5	$6	$(86)	$(55)	$270	$197
Net realized gain (loss) on investments	334	(9,536)	61	(6)	175	(881)	(290)	127
Net change in net unrealized appreciation (depreciation on investments during the period	15,859	(21,450)	290	(190)	1,117	(1,435)	1,004	(466)

Net increase (decrease) in net assets from operations	15,776	(31,229)	356	(190)	1,206	(2,371)	984	(142)
Distribution from net investment income	0	0	(5)	(6)	0	0	(270)	(197)
Distribution from short-term capital gains, net	0	0	(39)	0	0	0	(26)	0
Distribution from net realized gains	0	0	0	0	0	0	(101)	0

Increase (decrease) in net assets from investment activities	15,776	(31,299)	312	(196)	1,206	(2,371)	587	(339)
From capital transactions (Note 4):

Proceeds from shares sold	1,390	3,558	418	172	285	90	9,289	900
Net asset value of shares issued through dividend reinvestment	0	0	43	6	0	0	157	160
Cost of shares redeemed	(3,569)	(6,642)	(11)	(11)	(343)	(1,325)	(2,825)	(2,503)

Increase (decrease) in net assets from capital transactions	(2,179)	(3,084)	450	167	(58)	(1,235)	6,621	(1,443)

Total increase (decrease) in net assets	13,597	(34,383)	762	(29)	1,148	(3,606)	7,208	(1,782)

Net assets at beginning of year	33,326	67,709	589	618	2,298	5,904	3,722	5,504

Net assets at end of year	$46,923	$33,326	$1,351	$589	$3,446	$2,298	$10,930	$3,722

Accumulated undistributed net investment income	$0	$0	$(a)	$0	$0	$0	$(a)	$0

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements	December 31, 2009

1.  SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing approximately 50% of its assets in exchange traded funds (ETF’s) and other funds seeking to track the S&P 500 Index and the remainder of its assets in common stocks of individual companies that produce products or provide services that are recognized by children and teenagers.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Orion/Monetta Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. Liquidated on December 18, 2009, as approved by the Board of Trustees on November 9, 2009.

In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for financial statements issued ending after September 15, 2009. Starting with the accompanying financial statements, the Funds will make reference to U.S. generally accepted accounting principles (“U.S. GAAP”) issued by FASB as Accounting Standards Codification (“ASC”).

The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a)

Securities Valuation

Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between closing bid and asked quotes provided by the exchange where the security is principally traded, or at the NASDAQ official closing prices if applicable. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Boards. Long-term debt securities for which market quotations are not readily available are valued based on valuations provided by pricing services which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.

Notes To Financial Statements	December 31, 2009

(b)

Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations   during the reporting period. Actual results could differ from those estimates.

(c)

General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

(d)

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income   taxes is required.  The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2009, the loss carryforwards amounted to:

Expiration Date	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
2010	$286,274		$1,589,213
2011
2012			$3,355
2013
2014
2015
2016	$7,169,765		$671,399
2017	$2,241,956		$50,398	$290,383
Total	$9,697,995	$0	$2,314,365	$290,383

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year. The amount of post October 31 losses for the Monetta Young Investor Fund are $3,024.

Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and Illinois tax jurisdictions (tax years ended December 31, 2006 - 2009), in accordance with ASC 740-10, and no tax exposure reserve was required in the financial statements.

Notes To Financial Statements	December 31, 2009

(e)

Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year’s net investment income. For the year ended December 31, 2009 the Monetta Fund and Monetta Mid-Cap Equity Fund had net operating losses of $417,010 and $86,310, respectively, for tax purposes which were permanently reclassified from accumulated undistributed net investment income to accumulated paid-in capital (APIC).

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Undistributed Ordinary Income	----	$130	----	----
Undistributed Long-Term Capital Gain	----	$25,264	----	----

The tax character of distributions paid during the calendar year ended December 31, 2009, were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Ordinary Income	----	$44,375	----	$269,574
Long-Term Capital Gain	----	----	----	$101,474

(f)

Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish   between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on   market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting   entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on   the best information available in the circumstances (unobservable inputs) and to establish classification of fair value   measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs   are summarized in the three broad levels listed below.

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes To Financial Statements	December 31, 2009

The following table summarizes the respective Fund's investments at December 31, 2009, based on the inputs used to value them (in thousands):

INVESTMENTS IN SECURITIES
Types of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund-
Common Stocks	$45,945	$0	$0	$45,945
Money Market Funds	$1,007	$0	$0	$1,007
FUND TOTAL	$46,952	$0	$0	$46,952
Young Investor Fund-
Common Stocks	$661	$0	$0	$661
Exchange Traded Funds	$637	$0	$0	$637
Money Market Funds	$92	$0	$0	$92
FUND TOTAL	$1,390	$0	$0	$1,390
Mid-Cap Equity Fund-
Common Stocks	$3,087	$0	$0	$3,087
Exchange Traded Funds	$223	$0	$0	$223
Money Market Funds	$108	$0	$0	$108
FUND TOTAL	$3,428	$0	$0	$3,428
Orion/Monetta Intermediate Bond Fund-
Corporate Bonds	$0	$8,924	$0	$8,924
U.S. Government and Agency obligations	$0	$495	$0	$495
Municipal Bonds	$0	$170	$0	$170
Exchange Traded Funds	$54	$0	$0	$54
Money Market Funds	$1,064	$0	$0	$1,064
FUND TOTAL	$1,118	$9,589	$0	$10,707

2.

RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc.  For the year ended December 31, 2009, remunerations   required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to outside Directors or Trustees have been   directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in net assets	Next $200 million in net assets	Net assets over $500 million
Monetta Fund	0.95%	0.90%	0.85%
Monetta Mid-Cap Equity Fund	0.75%	0.70%	0.65%

Monetta Young Investor Fund		0.55% of total net assets
Orion/Monetta Intermediate Bond Fund		0.35% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for expenses in determining the daily price computations, placement of securities orders and related portfolio bookkeeping.

Accounting and Admin/Compliance Expenses reported on the Statement of Operations were paid to Fund Services Group, LLC, an affiliate of the Adviser and Ambassador Capital Management LLC, Sub-Adviser, as approved by the respective Funds' Boards effective October 1, 2004. Services provided include performing daily fund accounting and administration, report preparation and related compliance services.

Monetta Financial Services, Inc., as of December 31, 2009, owned 3,593 shares or 2.90% of the Young Investor Fund; 2,208 shares or 0.48% of the Mid-Cap Equity Fund; 1,883 shares or 0.18% of the Orion/Monetta Intermediate Bond Fund and 1,275 shares or 0.03% of the Monetta Fund.

Notes To Financial Statements	December 31, 2009

3.

SUB-ADVISERS:

Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC (ACM). ACM has been sub-adviser to the Government Money Market Fund since December, 2001. The sub-advisory agreement ceased on December 18, 2009, the liquidation date of the Monetta Government Money Market Fund. On March 29, 2007, the   Monetta Intermediate Bond Fund shareholders approved the Sub-Advisory agreement the Adviser entered into with Belle Haven   Investments L.P. (BHI) to manage the Intermediate Bond Fund. It was mutually agreed upon, by BHI and the Adviser, that the Sub-  Advisory agreement would terminate on January 27, 2009.  From January 27, 2009 through April 6, 2009, the Adviser was the sole   manager of the Monetta Intermediate Bond Fund.

Effective April 7, 2009, the Adviser entered into an Interim Sub-Advisory agreement with Orion Capital Management LLC (OCM). The terms and conditions of the Interim Sub-Advisory agreement with OCM are the same in all respects, other than sub-advisory fees, as the terms and conditions of the previous Sub-Advisory agreement between the Adviser and BHI.  Under the Interim Sub-Advisory agreement, OCM did not receive compensation for sub-advisory services rendered.  On June 1, 2009, the shareholders of   the Monetta Intermediate Bond Fund approved an Investment Sub-Advisory agreement between the Adviser and OCM regarding   the management of the Monetta Intermediate Bond Fund's assets and investments (the "Orion Agreement").  In conjunction with the approval of the Orion Agreement, the Board of Trustees has approved a change in the Monetta Intermediate Bond Fund's name   from "Monetta Intermediate Bond Fund" to "Orion/Monetta Intermediate Bond Fund", which became effective on June 1, 2009.

4.

CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
2008 Beginning Shares	4,111,122	59,426	627,394	544,707
Shares sold	246,193	19,159	12,401	88,304
Shares issued upon dividend reinvestment	0	764	0	16,330
Shares redeemed	(498,311)	(1,287)	(176,323)	(258,056)
Net increase (decrease) in shares outstanding	(252,118)	18,636	(163,922)	(153,422)
2009 Beginning Shares	3,859,004	78,062	463,472	391,285
Shares sold	130,736	43,141	45,628	932,413
Shares issued upon dividend reinvestment	0	3,970	0	15,400
Shares redeemed	(338,389)	(1,105)	(51,600)	(280,862)
Net increase (decrease) in shares outstanding	(207,653)	46,006	(5,972)	666,951
Ending Shares	3,651,351	124,068	457,500	1,058,236

5.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended December 31, 2009, excluding short-term

Securities were:

	Cost of Purchases	Proceeds from Sales of Securities
Monetta Fund	$68,950,108	$70,129,263
Monetta Young Investor Fund	1,309,719	935,317
Monetta Mid-Cap Equity Fund	5,102,692	5,253,220
Orion/Monetta Intermediate Bond Fund	10,421,541	4,760,901

The cost of purchases and proceeds from the sales of government securities included in the preceding numbers for the Orion/Monetta Intermediate Bond Fund were $1,247,833 and $1,848,941, respectively.

6.

DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor, Mid-Cap Equity and Orion/Monetta Intermediate Bond Funds are accrued daily. The distributor is Quasar Distributors, LLC.

7.

FEES PAID INDIRECTLY:

Certain eligible Fund expenses, including traditional research reports, market data and other administrative services, are paid for indirectly through directed brokerage agreements (soft dollars).  These expenses are generally allocated across the funds, as a percent of net assets, and are reported on the Other Expenses line in the Statements of Operations.  For the year ended December 31, 2009, fees paid indirectly were as follows:  Monetta Fund, $5,196; Young Investor Fund, $1,296; Mid-Cap Equity Fund, $2,112 and Orion/Monetta Intermediate Bond Fund, $4,947.

8.

SUBSEQUENT EVENTS EVALUATION:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 12, 2010, the issue date. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Notes To Financial Statements	December 31, 2009

Financial highlights for the Monetta Fund for a share outstanding throughout the period are as follows:

Monetta Fund
	2009	2008	2007	2006	2005
Net asset value at beginning of year	$8.635	$16.469	$12.891	$11.992	$10.391
Net investment loss	(0.111)	(0.078)	(0.025)	(0.060)	(0.053)
Net realized and unrealized gain (loss) on investments	4.326	(7.756)	3.603	0.959	1.654
Total from investment operations	4.215	(7.834)	3.578	0.899	1.601
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000
Net asset value at end of year	$12.850	$8.635	$16.469	$12.891	$11.992
Total return	48.73%	(47.54%)	27.77%	7.51%	15.40%
Ratios to average net assets:
Expenses - Net	1.87%	1.66%	1.61%	1.65%	1.75%
Expenses - Gross (a)	1.88%	1.67%	1.62%	1.65%	1.78%
Net investment income (loss)	(1.06%)	(0.60%)	(0.17%)	(0.48%)	(0.48%)
Portfolio turnover	182.3%	157.6%	184.3%	157.9%	170.2%
Net assets ($ in thousands)	$46,923	$33,326	$67,709	$56,724	$59,325

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2009

Financial highlights for each fund of the Trust for a share outstanding throughout the period are as follows:

Young Investor Fund	2009	2008	2007	12/12/2006 to 12/31/2006(1)
Net asset value at beginning of period	$7.542	$10.402	$9.940	$10.000
Net investment income	0.059	0.083	0.074	0.028
Net realized and unrealized gain (loss) on investments	3.686	(2.869)	0.442	(0.063)
Total from investment operations	3.745	(2.786)	0.516	(0.035)
Less:
Distributions from net investment income	(0.043)	(0.074)	(0.054)	(0.025)
Distributions from short-term capital gains, net	(0.353)	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000
Total distributions	(0.396)	(0.074)	(0.054)	(0.025)
Net asset value at end of period	$10.891	$7.542	$10.402	$9.940
Total return	49.80%	(26.78%)	5.16%	(0.35%)*
Ratios to average net assets:
Expenses - Net	0.98%	0.99%	1.00%	0.94%**
Expenses - Gross (a)	8.71%	10.06%	16.58%	14.83%**
Net investment income	0.65%	0.92%	0.71%	1.22%**
Portfolio turnover	118.1%	130.2%	24.1%	0%*
Net assets ($ in thousands)	$1,351	$589	$618	$347

*  As reported for the period - not annualized.

** As reported for the period - annualized.

(1) The Young Investor Fund commenced operations on December 12, 2006, its inception date. During the period, the fund recorded certain expenses, including audit/tax and state registration, that more generally reflect a fund’s annual operations.

(a) Gross expense ratio reflects fees waived/reimbursed and indirect expenses paid. For the Young Investor Fund, the expense ratio after waived/reimbursed expenses but before indirect expenses paid was 8.56%, 9.69% and 16.18% for the years ended December 31, 2009, 2008 and 2007, respectively.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements		December 31, 2009
Mid-Cap Equity Fund
	2009	2008	2007	2006	2005
Net asset value at beginning of year	$4.957	$9.410	$8.356	$7.976	$7.119
Net investment income loss	(0.186)	(0.110)	(0.124)	(0.118)	(0.095)
Net realized and unrealized gain (loss) on investments	2.761	(4.343)	1.178	0.498	0.952
Total from investment operations	2.575	(4.453)	1.054	0.380	0.857
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000
Net asset value at end of year	$7.532	$4.957	$9.410	$8.356	$7.976
Total return	51.81%	(47.29%)	12.56%	4.76%	12.08%
Ratios to average net assets:
Expenses - Net	3.82%	2.72%	2.14%	2.16%	2.31%
Expenses - Gross (a)	3.89%	2.81%	2.19%	2.16%	2.34%
Net investment loss	(3.10%)	(1.49%)	(1.35%)	(1.43%)	(1.29%)
Portfolio turnover	200.1%	191.1%	135.1%	130.5%	175.0%
Net assets ($ in thousands)	$3,446	$2,298	$5,904	$6,037	$6,913

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2009
Orion/Monetta Intermediate Bond Fund
	2009	2008	2007	2006	2005
Net asset value at beginning of year	$9.512	$10.104	$9.911	$9.969	$10.190
Net investment income	0.378	0.398	0.388	0.354	0.319
Net realized and unrealized gain (loss) on investments	0.912	(0.588)	0.200	(0.007)	(0.215)
Total from investment operations	1.290	(0.190)	0.588	0.347	0.104
Less:
Distributions from net investment income	(0.346)	(0.402)	(0.395)	(0.361)	(0.317)
Distributions from short-term capital gains, net	(0.025)	0.000	0.000	0.000	0.000
Distributions from net realized gains	(0.102)	0.000	0.000	(0.044)	(0.008)
Total distributions	(0.473)	(0.402)	(0.395)	(0.405)	(0.325)
Net asset value at end of year	$10.329	$9.512	$10.104	$9.911	$9.969
Total return	13.78%	(1.89%)	6.02%	3.54%	1.05%
Ratios to average net assets:
Expenses - Net	2.06%	1.72%	1.66%	1.45%	1.52%
Expenses - Gross (a)	2.13%	1.79%	1.71%	1.45%	1.52%
Net investment income	3.74%	4.04%	3.89%	3.57%	3.15%
Portfolio turnover	69.8%	79.4%	68.0%	31.9%	18.3%
Net assets ($ in thousands)	$10,930	$3,722	$5,504	$7,114	$8,237

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Trustees and the Shareholders
Monetta Fund, Inc. and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of the Monetta Fund, Inc. and the Monetta Trust - comprised of the Monetta Young Investor Fund, Monetta Mid-Cap Equity Fund, and Orion/Monetta Intermediate Bond Fund, collectively referred to as the "Funds", including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended (period from December 12, 2006, commencement of operations, to December 31, 2006, and the years ended December 31, 2007, December 31, 2008, and December 31, 2009, for the Monetta Young Investor Fund). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc. and Monetta Trust as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended (period from December 12, 2006, commencement of operations, to December 31, 2006, and the years ended December 31, 2007, December 31, 2008, and December 31, 2009, for the Monetta Young Investor Fund), in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 12, 2010

Other Information	December 31, 2009

BOARD APPROVAL OF ADVISORY AGREEMENTS - PROCESS OF ANNUAL REVIEW

The Board of Directors of the Monetta Fund (the "Directors") oversees the management of the Monetta Fund and the Board of Trustees of the Monetta Trust (the "Trustees") oversees the management of each Fund in the Monetta Trust.  As required by law, as well as the terms of each investment advisory and subadvisory agreement with respect to the Funds in the Monetta Family, the Directors and Trustees determine annually whether to approve the continuance of each investment advisory agreement (each an "Advisory Agreement" and, together, the "Advisory Agreements") with Monetta Financial Services, Inc. (the "Adviser") regarding all of the Funds in the Monetta Family.  The Trustees also determine annually whether to approve the continuance of the subadvisory agreements with Ambassador Capital Management, LLC ("Ambassador") regarding the Monetta Government Money Market Fund (the "Ambassador Agreement") and with Orion Capital Management, Inc. ("Orion") regarding the Orion/Monetta Intermediate Bond Fund (the "Orion Agreement").  The Advisory Agreements were originally entered into on December 3, 2001, and require annual approval by the Directors, including a majority of the Independent Directors, of the Monetta Fund and also by the Trustees, including a majority of the Independent Trustees, of the Monetta Trust.  The Adviser entered into the Ambassador Agreement on December 3, 2001.  The Adviser entered into an Interim Sub-Advisory Agreement with Orion effective April 7, 2009, which Interim Sub-Advisory Agreement was replaced by the Orion Agreement on June 1, 2009 following a vote by the shareholders of the Orion/Monetta Intermediate Bond Fund approving the Orion Agreement.  The Orion Agreement has an initial term of two years, and commencing in 2011, will require annual approval of the Trustees, including a majority of the Independent Trustees, of the Monetta Trust.  A discussion and summary of the matters considered and conclusions made by the Trustees in approving the Orion Agreement is contained in, and a final form of the Orion Agreement is an Appendix to, the Monetta Trust's definitive proxy statement dated April 28, 2009 and filed with the Securities and Exchange Commission on the same date.

As a part of this process, the Independent Directors and Independent Trustees of the Monetta Family, with the assistance of counsel for the Independent Directors and Independent Trustees, prepared questions which were submitted to the Adviser in anticipation of the annual contract review (the "15c Questions"). At the November 9, 2009 Board meeting, the Directors and Trustees, including the Independent Directors and Trustees who were present in-person, reviewed the Adviser's responses to the 15c Questions and evaluated all information which they deemed reasonably necessary in the circumstances. The materials reviewed included:

(i)	information on the investment performance of each Fund in the Monetta Family in the past year and over longer periods against a peer group of funds;
(ii)	sales and redemption data for each of the Funds;
(iii)	information concerning the expense ratios of each of the Funds, compared against a peer group of funds; and
(iv)	the management fees and fee structure for each Fund, and the Adviser’s and Ambassador’s operations and financial condition.

The Boards conducted an in-depth review of the comparative fund data provided to them, as well as the profitability of the Adviser and Ambassador with respect to the Funds.  The Boards reviewed the Advisory and Ambassador Agreement and considered a number of factors including, without limitation, materials regarding the Adviser and Ambassador which were previously provided to the Boards (including material provided at earlier Board meetings during 2009), the management and advisory needs of the Funds, the nature, extent and quality of services provided by the Adviser and Ambassador, the profitability of the Adviser, economies of scale, the management fee structures, comparative performance of the Funds, comparative expense ratios of the Funds, assets under management with the Adviser and Ambassador, total management fees received by the Adviser and Ambassador, the Funds' brokerage policies, the Adviser's compliance policies and procedures, and ownership and control of the Adviser and Ambassador.

Upon completion of this review, the Independent Directors and the Independent Trustees, each voting separately, and the full Boards unanimously voted to continue the Advisory Agreements with respect to all the Funds of the Monetta Family and the Ambassador Agreement with the Monetta Government Money Market Fund through that Fund's liquidation on December 18, 2009.   Each of the Advisory Agreements, the Ambassador Agreement and the Orion Agreement are subject to termination without penalty with respect to any Fund at any time upon 60 days' written notice by the vote of the applicable Board, by a majority vote of the share holders, or by the Adviser.

REASONS THE BOARDS APPROVED CONTINUATION OF THE ADVISORY AND AMBASSADOR AGREEMENTS

The Boards' determinations were based upon a comprehensive consideration of all information provided to the Boards, and were not the result of any single factor.  The following facts and conclusions were important, but not exclusive, in the Boards' decisions to renew the Advisory Agreements and the Ambassador Agreement.  The Boards noted the importance of reviewing quantitative measures, but also recognize that qualitative factors could be equally or more important in assessing whether Fund shareholders

1On November 9, 2009, Board of Trustees of the Monetta Trust approved a plan to liquidate and close the Monetta Government Money Market Fund, with an anticipated liquidation date of December 18, 2009.

have been, or are likely to be, well served by the renewal of the investment advisory and sub-advisory agreements.  They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Boards who take many factors, including those listed below, into consideration in representing the shareholders of the Funds.

The Independent Directors and Trustees and the whole Boards generally considered the following factors:  (i) the management and advisory needs of the Funds; (ii) the nature and quality of the services provided by the Adviser and Ambassador in relation to the fees paid; (iii) the profitability to the Adviser and Ambassador (including an analysis of the Adviser's cost of providing services); (iv) whether the Adviser is enjoying economies of scale and is sharing the benefits of such economies with fund shareholders; (v) whether comparative expense ratios and fee rates are higher or lower than those of other funds; and (vi) the fall-out benefits to the Adviser and Ambassador from managing a Fund (i.e. indirect revenues to the Adviser and Ambassador attributable in some way to the existence of a fund, including administration revenues to an affiliate of the Adviser and Ambassador).

The Boards reviewed the profitability of the Adviser and its affiliates, and their ability to continue to provide quality investment management services to the Funds in view of the total net assets of the Monetta Family.  The Boards reviewed past initiatives implemented to cut or control expenses of the Funds in the Monetta Trust.  The Boards encouraged the Adviser to continue to pursue appropriate marketing initiatives for the funds.  The Boards reviewed the net asset values of each Fund.  The Boards discussed the total revenues and fall-out benefits to the Adviser and its affiliates from the Advisory Agreements, and the limited profitability of the Adviser, whose only clients are the Monetta Fund and the Monetta Trust.  The Boards also acknowledged that the fee schedules for the equity Funds (the Monetta Fund, Mid-Cap Equity Fund, and the Young Investor Fund) each contained break-points.

In their approval of the continuation of the Advisory Agreements, the Boards found that the advisory fee for each Monetta Family Fund was reasonable in light of the nature, quality and extent of the services being provided to each Fund, and the costs incurred by the Adviser in providing such service.  The Adviser noted that other than where the Adviser is contractually required to do so (Young Investor Fund), the Adviser does not plan to continue to voluntarily reimburse fund expenses.  The Boards also found that the break-points in the fee schedules for the Monetta Fund and several of the Funds in the Monetta Trust were designed and are reasonably likely to allow the shareholders of those Funds to share in the economies of scale as the Funds grow.  The Board of the Trust also found that the fee structures for the fixed-income Funds covered by the Advisory Agreement (Orion/Monetta Intermediate Bond Fund) were reasonable in light of the nature and type of securities held by those Funds.

The Board of the Trust reviewed the performance of Ambassador under the Ambassador Agreement for the Government Money Market Fund. The Board noted that, under the terms of the Ambassador Agreement, Ambassador did not receive any subadvisory fees during the previous year because the asset levels of the Government Money Market Fund were under $30 million. The Trust's Board reviewed certain gross and net performance information relating to the Government Money Market Fund, and the need for that Fund to continue to be managed through its date of liquidation.  The Board noted that since the Government Money Market Fund, effective as of November 10, 2009, would cease accepting new investments in anticipation of its liquidation, the Fund would not grow or present economies of scale from which the shareholders of the Fund would benefit prior to its liquidation. Finally, the Board found that the nature, extent, and quality of the services provided by Ambassador, including Ambassador's marketing efforts and abilities, with respect to the Government Money Market Fund was acceptable. Following this review, the Board of the Trust, including all of the Independent Trustees voting separately, unanimously approved the continuation of the Ambassador Agreement with respect to the Monetta Government Money Market Fund through the date of that Fund's liquidation.

The Boards' specific determinations with respect to each of the Funds in the Monetta Family are listed below:

(i)

Monetta Fund:  The Monetta Fund's performance for the year ended September 30, 2009 was 6.82% versus the S&P 500 Index of -6.91%.  The Fund's return for the 5-Year and 10-Year period exceeded the Index. The Board determined that the expenses of the Fund are satisfactory based on the Fund's current asset level;

(ii)

Young Investor Fund: The Fund's performance for the year ended September 30, 2009 exceeded the S&P 500 Index by 26.30% and the Adviser extended its contractual commitment to waive and/or reimburse expenses for the Fund to the extent necessary to cap total expenses as 1.00% through December 31, 2012;

(iii)

Mid-Cap Equity Fund:  The Mid-Cap Equity Fund's performance for the year ended September 30, 2009 was 9.76% versus the S&P Mid-Cap 400 Index of -3.11%. The Mid-Cap Fund's expenses are acceptable considering the Fund's asset level;

(iv)

Orion/Monetta Intermediate Bond Fund:  This Fund's performance exceeded its benchmark's performance by 5.04%, the Barclays Capital Intermediate Gov't/Credit Bond Index. The Fund's assets exceeded $9M at September 30, 2009.

(v)

Government Money Market Fund:  While the Board of Trustees of the Trust decided to liquidate and close the Government Money Market Fund, that Fund and its shareholders would benefit from Ambassador continuing to manage the Government Money Market Fund’s assets through the date of liquidation of the Government Money Market Fund.

Directors/Trustees		December 31, 2009
Name (Year Of Birth) Position(s) Held with Fund	Principal Occupation During Past 5 Years	Other Directorships and Affiliations	Remuneration Paid Jan. to Dec. 2009

Independent (“disinterested”) Directors/Trustees
John L. Guy (1952) Director since 1998 Trustee since 1993

Sr. VP SBA & Alternative Lending Feb. 2008 to present, Sr. VP Business Banking, Fifth/Third Bank, from Nov. 2006 through Feb. 2008; Executive Director, Wachovia Corp. (formerly First Union Nat’l Bank), Business Banking, General Bank Group, from Nov. 1999 through April 2006.

		None	Monetta Fund - $2,500 Monetta Trust - $2,500
Marlene Z. Hodges (1948) Director and Trustee since 2001

CFO, Asian Human Services, since Feb. 2007; Controller, Gladson LLC (privately owned firm providing database services to consumer packaged goods manufacturers and retailers) from Jan. 2006 through Feb. 2007; CFO, Abraham Lincoln Center from March 2003 through Jan. 2006; Director of Finance Sears Roebuck & Co. from 1970, retired Nov. 2001.

		None	Monetta Fund - $2,500 Monetta Trust - $2,500
Mark F. Ogan (1942) Director since 1988 Trustee since 1993

Self-employed management consultant June 2008 to present; Internal Consultant, RM Acquisition (d/b/a Rand McNally) April 2008 through June 2008; Sr. VP and COO, RM Acquisition, LLC (d/b/a Rand McNally), from Dec. 2007 through April, 2008; SR. VP & COO, Rand McNally & Co. from July 2003 through Dec. 2007.

		None	Monetta Fund - $2,500 Monetta Trust - $2,500

Inside (“interested”) Directors/Trustees (1)

Robert S. Bacarella (1949) Director and President since 1985 Trustee and President since 1993

Chairman, Chief Executive Officer and President since April 1997; Chairman and

Chief Executive Officer of Adviser, 1996 to 1997; President of the Adviser 1984 to 1996; Director of the Adviser since 1984.

None
John W. Bakos (1947) Director since 1985 Trustee since 1996	Division Placement Manager, Sears Holding Corp., since 1969.	None	Monetta Fund - $1,000(2) Monetta Trust - $1,000(2)

(1) Directors and/or Trustees who are employees of the Adviser receive no compensation from the Fund or the Trust.

(2) Compensation to non-employees Interested Directors/Trustees is paid by the Adviser.

All of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified.  Each Director oversees the Monetta Fund and each Trustee oversees the three funds of the Monetta Trust.

The address for each Director and Trustee is the Adviser’s office.

Additional information about the Directors/Trustees is available in the Fund and the Trust’s combined Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Monetta Family of Mutual Funds 1776-A South Naperville Road Suite 100 Wheaton, IL 60189-5831	PRESORTED STANDARD U.S. Postage PAID Monetta

ITEM 2.  CODE OF ETHICS

(a) The registrant has adopted a code of ethics applicable to the Monetta

    Trust's principal executive officer and principal financial officer,

    regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the

    Period covered by the Annual Report to Shareholders presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the Annual

    Report to Shareholders presented in Item 1.

(e) Not applicable.

(f) (1) Filed with the Commission, pursuant to Item 12(a)(1), a copy of the

        Monetta Trust’s code of ethics that applies to the registrant's principal

        Executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

    (2) Not applicable.

    (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling

        1-800-666-3882.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Monetta Trust’s Board has designated John L. Guy, Mark F. Ogan and Marlene Z. Hodges, each an independent trustee, as its audit committee financial experts. Mr. Guy is a Senior Vice President, SBA and Alternative Lending for Fifth/Third Bank. Previously, he served as Executive Director with Wachovia Corp. and as President of Heller Small Business Lending Corp. Mr. Ogan is presently a self-employed management consultant. Previously, he served as Internal Consultant of RM Acquisition, LLC (d/b/a Rand McNally and Co.) and also served as Senior Vice President and Chief Operating Officer of RM Acquisition, LLC (d/b/a Rand McNally & Co.)  Ms. Hodges is the CFO of Asian Human Services.  Previously, she was the Controller of Gladson LLC, a privately owned firm.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents aggregate fees billed to the Monetta Trust for the fiscal years ended December 31, 2009, and 2008 by the Monetta Trust's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements during those fiscal periods.

FISCAL YEARS ENDED DECEMBER 31,             2009           2008

-----------------------------------------------------------------

(a)Audit Fees                             $24,000        $26,400

(b)Audit-Related Fees(1)                        0              0

(c)Tax Fees(2)                             12,800         12,800

(d)All Other Fees(3)                          900            850

                                     ----------------------------

Total                                     $37,700        $40,050

                                     ============================

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(1)   Audit-related fees consist of the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under the category of audit fees.

(2)   Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning, including fees for tax return preparation and other related tax compliance/planning matters.

(3)   All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than the services reported in items (a) through (c) of Item 4.

(e)(1) The Monetta Trust's audit committee pre-approves any services to be provided by the principal accountant to the registrant.  In addition, the audit committee would consider and approve any non-audit services to be provided.

(e)(2) There were no services, as described in paragraphs (1)-(3) above, approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X, during the period covered by the Annual Report to Shareholders presented in Item 1.

(f) Not applicable.

(g) Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the Monetta Trust's principal accountant for services rendered to the Monetta Trust for each of the Monetta Trust's last two fiscal years ended December 31, 2009 and 2008 were $13,700 and $13,650, respectively.

In addition to audit and non-audit fees billed to the Monetta Trust by the principal accountant as reported above, the Monetta Fund, as part of the Monetta Family of Funds, was billed for services as follows - (i) audit fees of $29,000 and $27,900 for fiscal 2009 and 2008, respectively; (ii) tax services of $9,000 and $9,000 for fiscal 2009 and 2008, respectively.  There were no other fees billed, other than for audit and tax services, for fiscal 2009 and 2008, respectively.

No services were provided to the investment adviser, or any other entity controlling, controlled by, or under common control of the investment adviser that provides ongoing services to the Monetta Trust for each of the last two fiscal years, by the Trust's principal accountant.

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Annual Report to Shareholders presented in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

         MANAGEMENT INVESTMENT COMPANIES

Not applicable.

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ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

         INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the Annual Report to Shareholders presented in Item 1.

Item 11. CONTROLS AND PROCEDURES

(a) Based on their evaluation of registrant's disclosure controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 and the Investment Company Act of 1940: (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over Financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  EXHIBITS

 (a)(1)   EX-99.CODE ETH - Code of Ethics

 (a)(2)   EX-99.CERT - Section 302 Certification

          CERTIFICATIONS

          EX-99.906 CERT - Section 906 Certification

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/ Robert S. Bacarella, Principal Executive Officer

DATE        February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/Lynn H. Waterloo, Principal Financial Officer

DATE        February 26, 2010

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